Exhibit 99.1

AMENDMENT NO. 2 TO THE AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of May 15, 2008

AMENDMENT NO. 2 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) among American Airlines, Inc. (the “Borrower”), AMR Corporation (“AMR”) and each of the Lenders (as defined in the Credit Agreement referred to below) listed on the signature pages hereto and Citicorp USA, Inc., as Administrative Agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

1. The Borrower and AMR have entered into that Amended and Restated Credit Agreement, dated as of March 27, 2006, as amended by Amendment No. 1 to the Amended and Restated Credit Agreement dated as of May 9, 2007 (as so amended, the “Credit Agreement”), with the Lenders party thereto, the Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Book-Running Managers.  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

2. The Borrower and the Administrative Agent have agreed to amend the Credit Agreement pursuant to Section 9.01 of the Credit Agreement to irrevocably waive the Parent Guarantor’s compliance with the provisions of Section 5.03(b) for each of the four fiscal quarter periods ending on any date from (and including) June 30, 2008 through March 31, 2009 and amend the provisions of Section 5.03(b) of the Credit Agreement as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

SECTION 1. Waiver.  Subject to the satisfaction of the conditions precedent set forth in Section 3, the Required Lenders hereby irrevocably waive the compliance by the Parent Guarantor with the provisions of Section 5.03(b) of the Credit Agreement for all periods ending on any date from (and including) June 30, 2008 through March 31, 2009.

SECTION 2. Amendment.

(a) Effective as of the date on which the conditions precedent set forth in Section 3 have been satisfied, Section 5.03(b) of the Credit Agreement is hereby amended to read in full as follows:

    “Cash Flow Coverage.  So long as any principal, interest and premiums related to any Advances and any fees hereunder shall remain unpaid or any Lender shall have any Commitment hereunder, the Parent Guarantor will maintain, for each Measurement Period (as defined below) most recently ended, a Cash Flow Coverage Ratio of not less than the amount specified below for such period (it being understood that this Section 5.03(b) shall not apply to any Measurement Period ending on any date from (and including) June 30, 2008 through March 31, 2009):

Measurement Period Ending	Cash Flow Coverage Ratio
June 30, 2009	0.90:1.00
September 30, 2009	0.95:1.00
December 31, 2009	1.00:1.00
March 31, 2010	1.05:1.00
June 30, 2010	1.10:1.00
September 30, 2010	1.15:1.00

For purposes hereof, “Measurement Period” shall mean each period of four consecutive fiscal quarters of the Parent Guarantor; provided, however, that (i) in respect of June 30, 2009, the Measurement Period shall be the fiscal quarter of the Parent Guarantor then ended,  (ii) in respect of September 30, 2009, the Measurement Period shall be the two consecutive fiscal quarters of the Parent Guarantor then ended and (iii) in respect of December 31, 2009, the Measurement Period shall be the three consecutive fiscal quarters of the Parent Guarantor then ended.”

(b) Effective as of the date hereof, Schedule 4.01(f) to the Credit Agreement is hereby replaced in its entirety by the replacement “Schedule 4.01(f)” attached hereto as Annex A.

SECTION 3. Conditions of Effectiveness.  This Amendment shall become effective as of the date when, and only when (the “Amendment No. 2 Effective Date”), each of the following conditions precedent shall have been satisfied or waived:

(i) The Administrative Agent shall have received counterparts of this Amendment executed by (A) the Borrower and AMR, (B) the Administrative Agent and the Collateral Agent and (C) each of the Required Lenders, or as to any such Lender, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(ii) A certificate of each Loan Party signed on behalf of such Loan Party by its President or a Vice President and its Secretary or any Assistant Secretary, dated the date of the Amendment No. 2 Effective Date, certifying as to (i) the truth of the representations and warranties contained in the Financing Documents as though made on and as of the date of the Amendment No. 2 Effective Date, except to the extent that any such representation or warranty relates to a specified date, in which case such representation or warranty shall be or was true and correct as of such date, and (ii) the absence of any event occurring and continuing, or resulting from the Amendment No. 2 Effective Date, that constitutes a Default or an Event of Default.

(iii) The Borrower shall have paid (a) to the Administrative Agent, for the benefit of each Term 2 Lender executing this Amendment on or before May 15, 2008, a fee equal to 3.50% of the aggregate principal amount of the Term 2 Advances of each such Lender outstanding on the date hereof, (b) to the Administrative Agent, for the benefit of each Revolving Credit 1 Lender executing this Amendment on or before May 15, 2008, a fee equal to 1.50% of the Revolving Credit 1 Commitment of each such Lender in effect on the date hereof and (c) all invoiced accrued fees and expenses of the Administrative Agent (including the reasonable fees and expenses of Shearman & Sterling LLP, counsel for the Administrative Agent, for which invoices shall have been provided to the Borrower at least two Business Days prior to the Amendment No. 2 Effective Date).

SECTION 4. Representations and Warranties of the Loan Parties.  Each of the Borrower and AMR represents and warrants as follows:

(a) The execution, delivery and performance by the Borrower and AMR of this Amendment and the performance by the Borrower and AMR of the Credit Agreement, as amended hereby, have been duly authorized by all necessary limited liability company or corporate action.

(b) This Amendment has been duly executed and delivered by the Borrower and AMR.  This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law) and implied covenants of good faith and fair dealing).

SECTION 5. Reference to and Effect on the Credit Agreement and the other Financing Documents

(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Financing Documents to “the Credit Agreement”, “the Amended and Restated Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement (as specifically amended by this Amendment), the Notes, the SGR Security Agreement and each of the other Financing Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described thereof do and shall continue to secure the payment of all Obligations of the Loan Parties under the Financing Documents.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Financing Documents, nor constitute a waiver of any provision of any of the Financing Documents.

(d)           Each of the Borrower, the Parent Guarantor and the Required Lenders hereby agree that this Amendment shall be a Financing Document for all purposes of the Credit Agreement and the other Financing Documents.

SECTION 6. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier to the attention of Chris Herzog at fax # 646-291-5162 no later than 5PM EDT, May 15, 2008 shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature pages intentionally omitted]